UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2019, at the Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of The Western Union Company (the “Company”): (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, voted to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019; and (iv) did not approve a stockholder proposal regarding political contributions disclosure. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin I. Cole	363,861,765	912,584	136,585	23,404,317
Hikmet Ersek	363,649,533	1,140,863	120,538	23,404,317
Richard A. Goodman	362,206,317	2,565,182	139,435	23,404,317
Betsy D. Holden	336,897,837	27,870,125	142,972	23,404,317
Jeffrey A. Joerres	363,133,915	1,638,912	138,107	23,404,317
Roberto G. Mendoza	354,748,843	10,024,258	137,833	23,404,317
Michael A. Miles, Jr.	351,579,181	13,186,708	145,045	23,404,317
Angela A. Sun	363,845,916	934,562	133,456	23,404,317
Frances Fragos Townsend	363,770,670	1,001,451	138,813	23,404,317
Solomon D. Trujillo	363,626,301	1,145,637	138,996	23,404,317

Proposal 2: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
338,345,509	25,832,917	731,998	23,404,827

Proposal 3: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
383,659,486	4,502,995	152,770	0

Proposal 4: Stockholder Proposal Regarding Political Contributions Disclosure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,555,566	197,836,356	9,519,012	23,404,317

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019	THE WESTERN UNION COMPANY

	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary